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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2005
ATLANTIC CITY ELECTRIC COMPANY (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)		001-03559 (Commission File Number)	21-0398280 (IRS Employer Identification No.)
800 King Street, P.O. Box 231,Wilmington, Delaware (Address of principal executive offices)			19899 (Zip Code)
Registrant's telephone number, including area code (302) 429-3018
______________________________________________________________________________ (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Pepco Holdings, Inc. Form 8-K
Item 8.01	Other Events.
Exhibit 99, attached hereto, is hereby incorporated by reference.
Item 9.01	Financial Statements and Exhibits.
	99	News Release of Pepco Holdings, Inc. and Atlantic City Electric Company dated April 19, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ATLANTIC CITY ELECTRIC COMPANY (Registrant)
Date April 19, 2005			/s/ JOSEPH M. RIGBY Name: Joseph M. Rigby Title: Chief Financial Officer
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